                                 OFFICE LEASE



                                   PREMISES:


                           820 DAVIS STREET BUILDING
                               820 DAVID STREET
                           EVANSTON, ILLINOIS  60201



                                   LANDLORD


                           MORTGAGE ONE CORPORATION



                                    TENANT


                          ION LASER TECHNOLOGY, INC.



                                   SUITE 507

                                LEASE AGREEMENT


     THIS LEASE AGREEMENT made and entered into as of this 23/rd/ day of June, 1998, by and between Mortgage One Corporation, (hereinafter called the "Landlord") and Ion Laser Technology, Inc. (hereinafter called the "Tenant").

                             W I T N E S S E T H:

     That in consideration of the rents, covenants and conditions herein set forth, Landlord and Tenant do hereby covenant, promise and agree as follows:

1.1  BASIC LEASE PROVISIONS.

LANDLORD:                     Mortgage One Corporation

ADDRESS OF LANDLORD:          Mortgage One Corporation
                              C/O JCF Real Estate, Inc.
                              19 S. LaSalle Street -- Suite No. 1650
                              Chicago, IL  60603

TENANT:                       Ion Laser Technology, Inc.

ADDRESS OF TENANT:

TENANT'S TRADE NAME:          Brite Smile

LEASE PREMISES:               820 David Street, Evanston, IL, Suite No. 507

APPROXIMATE RENTABLE AREA
OF LEASE PREMISES:            2,654 square feet

TENANT'S PROPORTIONATE SHARE: 3.27%

EXPENSE BASE STOP:            Those expenses paid or incurred during the
                              calendar year 1998 as defined in Section 3.2(a)(1) hereof.

TAXES BASE STOP:              Those taxes paid during the calendar year 1998 as
                              defined in Section 3.2(a)(6) hereof.

LEASE TERM:                   Sixty-Two (62) Months

COMMENCEMENT DATE:            August 1, 1998

EXPIRATION DATE:              September 30, 2003

BASE RENT (Subject to the provisions of rent adjustment in Section 3.2 of this Lease):

        ----------------------------------------------------------
        PERIOD                 PSF        MONTHLY         ANNUAL
        ----------------------------------------------------------
        08/01/98-09/30/98     $ 0.00     $    0.00     $      0.00
        ----------------------------------------------------------
        10/01/98-09/30/99     $17.50     $3,870.42     $ 46,445.00
        ----------------------------------------------------------
        10/01/99-09/30/00     $18.00     $3,981.00     $ 47,772.00
        ----------------------------------------------------------
        10/01/00-09/30/01     $18.50     $4,091.58     $ 49,099.00
        ----------------------------------------------------------
        10/01/01-09/30/02     $19.00     $4,202.17     $ 50,426.00
        ----------------------------------------------------------
        10/01/02-09/30/03     $19.50     $4,312.75     $ 51,753.00
        ----------------------------------------------------------
        ----------------------------------------------------------

        TOTAL BASE RENT:                               $245,495.00
        ----------------------------------------------------------

PERMITTED USES:               The Leased Premises shall be used solely to
                              conduct general office business, light electronic assembly and research and development.

SECURITY DEPOSIT:             $11,611.26

RENEWAL OPTION:               Provided Tenant is not in default under this
                              Lease, Tenant shall have the option to renew this Lease for an additional three (3) year term at the then market rate.

TERMINATION OPTION:           Provided Tenant is not in default under this
                              Lease, Tenant is hereby granted an option to terminate the Lease at the end of the third year of the Lease Term; provided, however, that Tenant shall have given Landlord written notice of its intent to exercise the option at least 120 days prior to the expiration of the third year of the Lease Term accompanied with a termination fee equal to the unamortized portion of the improvement and lease commission costs amortized at nine percent (9%).

LANDLORD IMPROVEMENTS:        Landlord, at Landlord's expense, shall buildout
                              the Leased Premises pursuant to an agreed upon space plan prepared by PAL dated June 10, 1998
                              (with the exception of the plumbing and laminate cabinets).

     1.2  Significance of a Basic Lease Provisions.  Each reference in this
          ----------------------------------------
Lease to any of the Basic Lease Provisions contained in Section 1.1 of this Lease shall be deemed and construed to incorporate all of the terms provided under each such Basic Lease Provision.

     1.3  Enumeration of Exhibits.  The exhibits listed in this Section and
          -----------------------
attached to this Lease are incorporated in this Lease by this reference and are to be construed as part of this Lease.

          Exhibit A.     Legal Description
          Exhibit B.     Landlord's Work.

     2.1  Demise and Recording.  In consideration of the obligation of Tenant to
          --------------------
pay rent as herein provided, and in consideration of the other terms, provisions, and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord, the Leased Premises which are located in the building commonly known as 820 Davis Street Building (the "Building", situated on the real property described in Exhibit A attached hereto (the "Property"). The Leases Premises shall be used for the purposes enumerated in Section 1.1 hereof, and no others. Tenant agrees not to record this Lease; however, Tenant agrees to execute, acknowledge and deliver at any time after the date of this Lease, at the request of Landlord, a "short form lease" suitable for recording, setting forth those items, except rental, contained herein. Landlord shall have the right, at its sole option, to record said short form lease at any time during the Lease Term, or any extensions or renewals thereof.

     TO HAVE AND TO HOLD the same for the Lease Term beginning on the Commencement Date and ending on the Expiration Date unless terminated or extended pursuant to any provision hereof. Tenant acknowledges that the only representations as to the repair of the Leased Premises, or promises to alter, remodel or improve the Lease Premises by Landlord are those which are expressly set forth in this Lease.

     2.2  Commencement of the Terms.  The Term of this Lease shall begin upon
          -------------------------
the Commencement Date as defined in Section 1.1 of this Lease.

     2.3  Alterations.  Landlord agrees to perform at Landlord's cost and
          -----------
expense those improvements described as Landlord's Work on Exhibit B attached hereto as and by this reference made a part hereof. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by tenant and restore the Leased Premises to its original condition by the date of termination of this Lease or upon an earlier date on which Tenant shall have vacated the Leased Premises; provided, however, that, if at such time Landlord so elects, in Landlord's sole discretion, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this Lease or upon an earlier date on which Tenant shall have vacated the Leased Premises and title shall pass to Landlord under this Lease as by a bill of sale. All such alterations, removals and restoration shall be accomplished in a good and workmanlike manner by contractors approved in writing by Landlord so as not to damage the primary structure or structural qualities of the Building. Tenant shall, prior to any construction, provide such assurances to Landlord, including but not limited to, waivers of lien, surety company performance bonds, letters of credit and personal guaranties of individuals of substance, as Landlord, in its sole discretion, shall require to assure payment of the costs thereof and to protect Landlord against any loss from, or encumbrance of, the Leased Premises by any mechanics', laborers', materialmen's or other liens.

     2.4  Delivery of Possession.  If the Landlord shall be unable to give
          ----------------------
possession of the Leases Premises on the Commencement Date by reason of any of the following: (i) the Landlord has not completed its preparation of the Leases Premises, (ii) the Landlord is unable to give possession of the Leased Premises by reason of the holding over or retention of possession of any tenant, tenants or occupants, or (iii) for any other reason, Landlord shall not be subject to any liability for failure to give possession, although Tenant shall have the right to terminate this lease if the Leased Premises are not Substantially Completed (as hereinafter defined), for any reason other than delays caused by Tenant, by the ninetieth (90/th/) day after the Commencement Date. Under such circumstances the rent reserved and covenanted to be paid herein shall not commence until the Leased Premises are available for occupancy, and no such failure to give possession on the Commencement Date shall affect the validity of this Lease or the obligations of the Tenant hereunder. In the event that the Commencement Date is delayed pursuant to this Subsection 2.4, the expiration Date shall be deemed automatically adjusted so as to cause the Lease Term to remain the same. As used in this Lease, the term "Substantial Completion" shall mean the date on which the earlier of the following three events shall occur:
(i) the Tenant occupies the Leased Premises or a portion thereof; (ii) the date on which the Landlord or its agent sufficiently complete the Landlord's Work to enable the Tenant to use the Leased Premises for the purposes intended; or (iii) the date on which the Landlord or Landlord's Agents sufficiently complete the Landlord's Work to enable the Tenant's contractors, if any, to begin or complete any additional work or a portion thereof not to be performed by the Landlord or its agents.

     2.5  Acceptance.  The taking of possession by Tenant shall be deemed
          ----------
conclusively to establish that the Building, other improvements, and the Leased Premises are in good and satisfactory condition as of the date on which possession is so taken. Upon the Commencement Date Tenant shall, if requested by Landlord, execute and deliver to Landlord a letter of acceptance of delivery of the Leased Premises, such letter to be on Landlord's standard from therefor.

     3.   Rent.  The term "Rent" for the Leased Premises shall include all of
          ----
the following items:

     3.1  Base Rent.  Tenant agrees to pay the Base Rent as described in Section
          ---------
1.1 of this Lease to Landlord for the Leased Premises in lawful money of the United States for the entire Term hereof monthly in advance. The first monthly payment shall be made upon execution hereof. Thereafter, one such monthly installment shall be due and payable without demand on or before the first day of each calendar month succeeding the Commencement Date; provided, however, that the monthly payment of Base Rent for any fractional calendar month at the Commencement or end of this Lease Term (or Renewal Term, if any) shall be prorated.

     3.2  Rent Adjustments.  In addition to Base Rent, Tenant shall make
          ----------------
payments in accordance with the provisions of this Section 3.2

     (a)  Definitions.
          -----------

          (1) "Expenses" means and includes those expenses paid or incurred by
               --------
     Landlord for maintaining, operating and repairing the Building, the cost of electricity for Common Areas used in the operation of the Building, steam, water, fuel, heating, lighting, air-conditioning, window cleaning, janitorial service, insurance, including but not limited to, fire, extended coverage, liability, workmen's compensation, elevator, or any other insurance carried in good faith by Landlord and applicable to the Building, painting, uniforms, customary management fees, supplies, sundries, sales or use taxes on supplies or services, costs of wages and salaries of all persons engaged in the operation, maintenance and repair of the Building, and so-called fringe benefits, including social security taxes, unemployment insurance taxes, cost for providing coverage for disability benefits, costs of any pensions, hospitalization welfare or retirement plans, or any other similar of like expenses incurred under the provisions of any collective bargaining agreement, or any other cost or expense which Landlord pays or incurs to provide benefits for employees so engaged in the operation, maintenance and repair of the Building, the charges of any independent contractor who, under contract with Landlord or its representatives, does any of the work of operating, maintaining or repairing of the Building, legal and accounting expenses, including, but not limited to, such expenses as relate in seeking or obtaining reductions in and refunds of Taxes (as hereinafter defined), amortizable expenses, as hereinafter described, or any other expense or charge, whether or not hereinbefore mentioned, considered as an expense of owning (except for ownership interest expenses for servicing mortgage indebtedness), maintaining, operating, or repairing the Building. If any item of Expense, though paid in one year, relates to more than on calendar year, at the option of Lessor, such Expense shall be proportionately allocated among such related calendar years. Amortizable Expenses shall include but not limited to: (i) any item of operating expenses or group of similar items in excess of $10,000.00 which Landlord, in Landlord's sole discretion, determines to be distorting the amount of normal operating expenses in any calendar year; (ii) the cost of capital improvements or depreciable equipment which reduces some of the operating expenses or are required by law or applicable government regulation; or (iii) the unamortized portions of such expenses, plus interest on any unamortized amount thereof at the rate of ten percent (10%) per annum, may be amortized by Landlord over a period of not less than five (5) years or more than (10) years. Expenses shall not include depreciation, the cost of altering or finishing other tenant space, rent under any ground lease and brokerage and leasing commissions.

          (2) "Rent Adjustment" means any amount owed by Tenant resulting from
               ---------------
     increases in expenses and/or Taxes. The Rent Adjustment shall be paid in addition to Base Rent and, notwithstanding anything herein to the contrary, shall be determined on a calendar year basis as opposed to a Lease Year.

          (3) "Rentable Area of the Building" is 81,044 square feet.
               -----------------------------

          (4) "Rentable Area of the Entire Leases Premises" is defined in
               -------------------------------------------
     Section 1.1 of the Lease. The parties acknowledge and agree that the Rentable Area of the Entire Leased Premises is computed by multiplying the usable square footage of the Leased Premises by a faction of 1.15.

          (5) "Rent Adjustment Deposit" shall be equal to the Rent Adjustments
               -----------------------
     reasonably estimated by Landlord with respect to any calendar year (or any portion of a calendar year) included in the term of this Lease, divided by the number of months in said calendar year within the term hereof. The Rent Adjustment Deposit shall be subject to change in accordance with provisions of Section 3.2(e).

          (6) "Taxes" means real estate taxes, assessments, sewer rents, rates
               -----
     and charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local government charges, general, special, ordinary or extraordinary (but not including income of franchise taxes or any other taxes imposed upon or measured by Landlord's income or profits, unless the same shall be imposed in lieu of real estate taxes), which may now or hereafter be levied or assessed against the Building or the real estate underlying the Building excepting therefrom any interest and/or penalties payable on any of the above amounts due as a result of late payments. In case of special taxes or assessments which may be payable in installments, only the amount of each installment paid during a calendar year shall be included in Taxes for that year. Taxes shall also include any personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the Building for the operation thereof. The amount of Taxes attributable to any calendar year of the term of this Lease shall be the amount of Taxes payable in such year, notwithstanding that in each case the assessments for such Taxes may have been made for a different year or different years than the year in which payable.

          (7) "Tenant's Proportionate Share" is defined in Section 1.1 of the
               ----------------------------
     Lease and means the proportion the Rentable Area of the Leased Premises bears to the Rentable Area of the Building.

     (b) If the amount of Expenses attributable to any calendar year during the term hereof is greater than the Expense Base Stop defined in Section 1.1 of the Lease, then Tenant shall pay Landlord as a Rent Adjustment for such calendar year, Tenant's Proportionate Share of such excess.

     (c) If the amount of Taxes attributable to any calendar year during the term hereof is greater than the Expense Base Stop defined in Section 1.1 of the Lease, then Tenant shall pay Landlord as a Rent Adjustment for such calendar year, Tenant's Proportionate Share of such excess.

     (d) Tenant shall pay Landlord the Rent Adjustment Deposit in the same manner as Base Rent, in advance on the first day of each month during the term hereof, provided however, the first monthly payment shall be made upon execution hereof.

     (e) As soon as reasonably feasible after the expiration of each calendar year during the term hereof, Landlord will furnish Tenant a statement (the "Statement") showing the following: (1) Expenses and Taxes for said calendar year; (2) The amount of Rent Adjustment due Landlord for said calendar year , less credits for Rent Adjustment Deposits paid and attributable to said calendar year, if any; and (3) The Rent Adjustment Deposit due in the current calendar year, and the amount or revised amount due for the months prior to the rendition of the Statement or any Revised Statement as hereinafter defined. Any amount due Landlord as shown on any such Statement shall be paid by Tenant within thirty (30) days after it is furnished to Tenant. Any over-payment by Tenant shall be credited towards the monthly Rent Adjustment Deposits next coming due. If any increase in Expenses occurs at any time after the preparation of any Statement which increase results in a projected increase of five (5%) percent or more in Expenses, the Statement may be revised by Landlord and the Rent Adjustment Deposits for the remainder of the then current calendar year shall be revised by entering such increases in expenses into the annualized projection used in the Statement and recalculating the Rent Adjustment Deposits to provide for the full payment of the new projected estimate of calendar year Expenses in the months remaining in said calendar year after the issuance of such a revised statement (the "Revised Statement"). If a Revised Statement is issued, the monthly amount due Landlord for the months prior to the rendition of the next Statement in the succeeding calendar year shall be equal to one-twelfth (1/12th) the amount of the recalculated annualized projection.

     (f) If the Commencement Date is on any day other than the first day of January, or if the termination date is on any day other than the last day of December, any Rent Adjustment Deposit payment due Landlord shall be prorated, and Tenant shall pay such amount within thirty (30) days after being billed. This covenant shall survive the termination of this Lease.

     3.3  Electric Service.  To the extent Tenant is not billed directly by a
          ----------------
public utility, Tenant shall pay Landlord in advance monthly, upon demand, as additional rent, Landlord's monthly estimate of all electricity used by Tenant in the Leased Premises for lighting, convenience outlets, and other direct uses. Any difference between the Landlord's estimate and the Tenant's actual use as subsequently determined by Landlord shall either be billed or credited to Tenant's subsequent rent bills as the case may require. Tenant's actual use shall be based upon Tenant's pro-rata share of the total electrical charges of the Building, however, Landlord may, in its sole discretion, adjust said amount based upon any extraordinary use of electrical power by Tenant, including, without limitation, extended hours of operation as compared to other tenants of the Building and the operation of equipment requiring large amounts of electricity. Tenant shall furnish, at its own expense, all electric light bulbs, tubes and ballasts during the Lease Term, provided, however, that Landlord agrees that all lighting fixtures, light bulbs, tubes and ballasts provided by Landlord shall be in working condition at the commencement of the Lease Term. Tenant will not without the written consent of Landlord use any apparatus or device, including but not limited to any computers and other high technology equipment in the Leased Premises, which will in any way increase its usage beyond the amount of electricity which Landlord determines to be reasonable for use of the Leased Premises for the permitted uses described herein, nor connect with electric current (except through existing electrical outlets in the Leased Premises). Tenant shall not use or require electric current in excess of that which is reasonably obtainable from existing electric outlets and normal for use of the Leased Premises as determined by the Landlord for the permitted uses described herein, unless Tenant shall first have procured the consent of Landlord and Tenant shall have paid all costs of installation of all facilities necessary to furnishing such excess capacity and for such increased electricity usage. Interruptions of any service provided by Landlord and Tenant shall have paid all costs of installation of all facilities necessary to furnishing such excess capacity and for such increased electricity usage. Interruptions of any service provided by Landlord resulting in whole or in part from any cause of causes beyond the reasonable control of Landlord shall not be deemed an eviction or disturbance of Tenant's use and possession of the Leased Premises or any part thereof, or render Landlord liable for damages by abatement of rent or otherwise or relieve Tenant from performance of Tenant's obligations under this Lease.

     3.4  Miscellaneous Charges.  Tenant shall also pay to Landlord as
          ---------------------
additional rent hereunder all other sums payable to Landlord pursuant to any other provision of this Lease.

     4.   Security Deposit.  In addition Tenant agrees to deposit, as a Security
          ----------------
Deposit, with Landlord on the date hereof the sum defined in Section 1.1, which sum shall be held by Landlord, as security for the full, timely and faithful performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Unless specifically required by law, no interest shall be paid on the Security Deposit. Upon the occurrence of any default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payment due Landlord hereunder, and any other damage, injury, expense or liability caused by any event of Tenant's default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Although the Security Deposit shall be the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease when Landlord shall have determined that Tenant's obligations under this Lease have been fulfilled. If the Building is conveyed by Landlord, said deposit may, subject to the other terms and conditions contained in this Lease, be turned over to Landlord's grantee, and in such event, Landlord shall be released from any and all liability to Tenant with respect to said deposit and its application or return. In the event that the Security Deposit is defined in Section 1.1 as a specified number of months, then the initial Security Deposit shall be equal to the product of the number of months specified in Section 1.1 multiplied by the sum of the monthly Base Rent and the monthly Rent Adjustment Deposits. Thereafter, Tenant shall maintain the Security Deposit at an amount at all times equal to the product of the number of the months specified for the Security Deposit in Section 1.1 multiplied by the sum of the monthly Base Rent and the Rent Adjustment Deposits. Upon request from time to time, Tenant will immediately deposit additional sums, if any, required to maintain the Security Deposit at such amount based on Landlord's estimate of the Rent payable during the twelve months following any such request.

     5.   Building Services.  Landlord agrees to furnish Tenant, at Landlord's
          -----------------
expense, while occupying the Leased Premises: (a) janitor and maintenance service on a daily basis, excluding weekends and Holidays (as hereinafter defined); (b) passenger elevator service in common with other tenants daily and freight elevator service in common with other tenants upon request; (c) water, at those points of supply provided for general use of tenants; and (d) heated or cooled air in season at such times as Landlord normally furnishes these services to all tenants of the Building, and at such temperatures and in such amounts as are in accordance with any applicable statutes, rules or regulations such service on Sunday and Holidays to be provided by Landlord at Landlord's sole option, and upon prior written request from Tenant (Landlord hereby reserves the right to charge Tenant for any such Sunday or Holiday service used by Tenant on a prorated basis with those other tenants, if any, using the service during said time periods). Holidays shall mean and include only the following days: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. At night, the building shall be locked and access shall be the same as now exists in the Building. If heat or air conditioning is furnished at the request of the Tenant in hours other than normal working hours (Monday through Friday from 8:00 A.M. to 8:00 P.M. and 8:00 A.M. to 4:00 P.M. on Saturday). Tenant will pay Landlord charges to supply such services at Landlord's costs; but neither failure to any extent to furnish, nor any stoppage or interruption of, these defined services, resulting from any cause beyond Landlord's control, shall render Landlord liable in any respect for damages to any person, property, or business, nor be construed as an eviction of Tenant or work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Tenant shall pay Landlord Tenant's Proportionate Share of the costs of such services, or if ascertainable, the costs of Tenant's actual use of such services, in monthly installments fixed by Landlord in addition to the Expenses described in Section 3.2 of this Lease. Should any equipment or machinery furnished by Landlord cease to function properly, Landlord shall use reasonable and diligent efforts to repair the same promptly. Whenever heat generating machines or equipment are used by Tenant in the Leased Premises which affect the temperature otherwise maintained by the air conditioning equipment, Landlord reserves the right to install air conditioning units in the Leased Premises (or for the use of the Leased Premises), and the expense of such purchase, installation, maintenance, and repair shall be paid by Tenant upon demand as additional rent or in the alternative, Tenant shall continue to occupy the Leased Premises without further responsibility of Landlord for additional air conditioning. Tenant acknowledges that Landlord does not provide 24-hour security services in the Building, and hereby waives, on behalf of itself, its officers, shareholders, partners, employees, agents and invitees, any and all claims of any nature or kind against Landlord due to the fact that Landlord does not provide 24-hour security services in the Building.

     6.   USE OF PREMISES

     6.1  Manner of Use.  Tenant will not occupy or use, nor permit any portion
          -------------
of Leased Premises to be occupied or used, for any business or purpose other than that described in Section 1.1 or any other use or purpose which is unlawful in part or in whole or deemed to be so in any manner, or which increases the hazard of fire, nor permit anything to be done which will render void or in any way increase the rate of fire insurance on the Building or its contents, and Tenant shall immediately case and desist from such use, paying all costs and expenses resulting therefrom.

     6.2  Compliance with Laws.  Tenant shall at its own cost and expense
          --------------------
promptly obtain any and all licenses and permits necessary for any permitted use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the permitted use and occupancy of the Leased Premises, and shall promptly comply with all governmental orders and directors for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Leased Premises, all at Tenant's sole expense. If, as a result of any change in the governmental laws, ordinances, and regulations, the Leased Premises must be altered to lawfully accommodate Tenant's use and occupancy, such alterations shall be made only with the consent of Landlord and in compliance with the terms of this Lease, but the entire cost shall be borne by Tenant, provided, that, the necessity of Landlord's consent shall in no way create any liability against Landlord for failure of Tenant to comply with such laws, ordinances and regulations.

     6.3  Repairs.  Tenant will maintain the Leased Premises (including all
          -------
fixtures installed by Tenant and plate glass) is in good repair, reasonable wear and tear excepted, and in a clean and healthful condition, and comply with all laws, ordinances, orders, rules, and regulations (state, federal, municipal, and other agencies or bodies having jurisdiction thereof) with reference to condition, or occupancy of the Leased Premises. Any repairs or replacements shall be made in compliance with the terms of this Lease and with materials and workmanship of the same character, kind and quality as the original. Tenant will not, without the prior written consent of Landlord, paint, install lighting or decorations, or install any signs, window or door lettering or advertising, media of any type on or about the Leased Premises.

     6.4  Conduct of Business.  Tenant will conduct its business and control its
          -------------------
agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy, or disturb other tenants or Landlord in the management of the Building, and shall strictly observe any rules Landlord shall have prescribed.

     6.5  Damage by Tenant.  Tenant shall pay upon demand ad additional rent the
          ----------------
full cost of repairing any damage to the Leased Premises, Building or related facilities resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its gents, servants, employees, patrons, customers, or any other person entering upon the Property as a result of Tenant's business activities or resulting from Tenant's default hereunder.

     6.6  Condition Upon Termination.  At termination of this Lease, upon its
          --------------------------
expiration or otherwise, Tenant shall deliver up the Leased Premises with all improvements located thereon (except as herein provided) in good repair and condition, reasonable wear and tear excepted, broom clean and free of all debris.

     7.   Inspections.  Landlord shall have the right to enter the Leased
          -----------
Premises at any time, for the following purposes: (i) to ascertain the condition of the Leased Premises; (ii) to determine whether Tenant is diligently fulfilling Tenants' responsibilities under this Lease; (iii) to clean and to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease; (iv) to do any other act or thing which Landlord deems reasonable to preserve the Leased Premises and the Building; or (v) to show the Leased Premises to prospective purchasers or Mortgagees of the Leased Premises, Building or Property. During the six (6) months prior to the end of the term hereof and at any time Tenant is in default hereunder, Landlord shall have the right to enter the Leased premises at any time for the purpose of showing the premises. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating and shall arrange to meet with Landlord for a joint inspection of the Leased Premises. In the event of Tenant's failure to give such notice or arrange such joint inspection, any list of needed restoration or repairs prepared by Landlord as a result of Landlord's inspection at or after Tenant's vacating the Leased Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     8.   ASSIGNMENT AND SUBLETTING

     8.1  Restrictions.  Tenant shall not have the right to assign or pledge
          ------------
this Lease or to sublet the whole or any part of the Leased Premises, whether voluntarily or by operation of law, or permit the use or occupancy of the Leased Premises by anyone other than Tenant, without the prior written consent of Landlord, which consent shall be in Landlord's sole discretion, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. In the event Tenant desires to sublet the Leased premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least ninety (90) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee. Landlord shall notify Tenant in writing of its decision to approve or disapprove of the proposed subletting or assignment or to exercise its option to recapture the Leased Premises (as provided in Paragraph
8.2 below) within thirty (30) days after Landlord's actual receipt of Tenant's written notice. Notwithstanding any assignment or subletting to which consent is given, Tenant shall at all times remain directly, primarily and fully responsible and liable from the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Any approved sublease shall be expressly assigned subject to the terms and conditions of this Lease, and Tenant shall pay landlord on the first day of each month during the term of the sublease, one hundred percent (100%) of the excess of all rent and other consideration due from the subtenant for such month over that portion of the Base Rent, Rent Adjustment Deposits and Rent Adjustment due under this Lease for said month which is allocable to the space sublet. Upon the occurrence of an Event of default (as hereinafter defined), if the Leased Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may, at its option, collect directly from such assignee or subtenant all such rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations hereunder. No assignment, pledge, or subletting shall become effective until said assignee, pledgee, or subtenant has agreed in writing, on a form prescribed by Landlord, to be bound by this Lease just as if said assignee, pledgee, or subtenant were the original tenant.

     Notwithstanding anything to the contrary in this Section 8, if Tenant is a closely-held corporation nd if during the Term of this Lease, the ownership of shares of stock which constitute control of Tenant changes by reason of sale, gift or death, Tenant shall notify Landlord of such change within five (5) days thereof, and Landlord, at its option, may at any time thereafter terminate this Lease by giving Tenant written notice of said termination at least sixty (60) days prior to the date of termination stated in the notice. The term "control" as used herein means the power to directly or indirectly direct or cause the direction of the management or policies of the Tenant. A change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group of stockholders of less than fifty percent (50%) of the outstanding voting stock shall not be considered a change in control.

     8.2  Recapture.  In addition to, but not in limitation of, Landlord's right
          ---------
to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Leased Premises, to recapture the whole or the portion of the Leased Premises to be sublet as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice thereof within thirty (30) days following Landlord's receipt of Tenant's written notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the term hereof. If Landlord recaptures under this paragraph only a portion of the Leased Premises, the rent during the unexpired term shall abate proportionately based on the rent contained in this Lease as of the date immediately prior to such recapture multiplied by a fraction, the numerator of which is the rentable area recaptured and the denominator of which is the total rentable area of the Leased Premises immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this Lease, and any commission which may be due and owing as a result of any proposed assignment or subletting, whether or not the Leased Premises are recaptured pursuant hereto and rented by Landlord to the proposed tenant or any other tenant.

     9.   FIRE AND CASUALTY DAMAGE.

     9.1  Termination.  If the Building, improvements, or Leased Premises are
          -----------
rendered partially or wholly untenantable by fire or other casualty, and if such damage cannot, in Landlords reasonable estimation, be materially repaired within ninety (90) days of such damage, then Landlord may, at its sole option, terminate this Lease as of the date of such fire or casualty. Landlord shall exercise its option provided herein by written notice to Tenant within sixty
(60) days of such fire or other casualty. For purposes hereof, the Building, improvements of Leased Premises shall be deemed "materially repaired" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Leased Premises for the purpose for which it was being used before such casualty.

     9.2  Restoration.  If this Lease is not terminated pursuant to Paragraph
          -----------
9.1, then Landlord shall proceed with all due diligence to repair and restore the Building, improvements or Leased Premises, as the case may be (except that Landlord may elect not to rebuild if such damage occurs during the last year of the Term exclusive of any option which is unexercised at the date of such damage).

     9.3  Effect of Termination.  If this Lease shall be terminated pursuant to
          ---------------------
this Section 9, the term of this Lease shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the Term hereof. If this Lease shall not be terminated by Landlord pursuant to this
Section 9 and if the Leased Premises are untenantable in whole or in part following such damage, the Rent payable during the period in which the Premises are untenantable shall be abated in the proportion that the untenantable area of the Leased Premises bears to the total area of the Leased Premises, for the period from the date of such damage or destruction to (i) the date the damage or destruction shall be materially repaired, or (ii) if the Building, but not the Leased Premises, is so damaged or destroyed, the date on which the Leased Premises shall be made tenantable; provided, however, should Tenant reoccupy a portion of the Leased Premises during the period the restoration work is taking place and prior to the date that the Leased Premises are substantially repaired or restored, the Rent allocable to such reoccupied portion, based upon (A) the proportion which the area of the reoccupied portion of the Premises bears to (B) the total area of the Premises, shall be payable by Tenant from and after the date of such occupancy. In the event that Landlord should fail to complete such repairs and material restoration within one hundred fifty (150) days after the date of such damage, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, whereupon the Lease shall end on the date of such notice as if the date of such notice were the date originally fixed in this Lease for the expiration of the Term hereof, provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

     In no event shall Landlord be required to rebuild, repair or replace any port of the partitions, fixtures, additions and other improvements which may have been placed in or about the Leased Premises by Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Leased Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     9.4  Insurance Proceeds.  Notwithstanding anything herein to the contrary,
          ------------------
in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Leased Premises, Building or Property requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon the Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the term hereof.

     9.5  Waiver of Subrogation.  Each of Landlord and Tenant hereby releases
          ---------------------
the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party shall be responsible, including any other tenants or occupants of the remainder of the Building in which the Leased Premises are located, provided, however, that this release shall be lawful at that time and in any event only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so. If such other party fails to pay such extra cost, the release provisions of this Paragraph shall be inoperative against such other party to the extent necessary to avoid invalidation of such releasor's insurance.

     9.6  Tenant' Property.  In the event of any damage or destruction to the
          ----------------
Building or the Leased Premises by an peril covered by the provision of this
Section 9, Tenant shall, upon notice from Landlord, forthwith remove, at its sole cost and expense, such portion or all of the property belonging to Tenant or his licenses from such portion or all of the Building or the Leased Premises as Landlord shall request and Tenant hereby indemnifies and holds Landlord harmless from any loss, liability, costs and expenses, including attorney's fees, arising out of any claim of damage or injury as a result of any alleged failure to properly secure the Leased Premises prior to such removal and/or such removal.

     10.  Liability.  Landlord shall not be liable for and Tenant will indemnify
          ---------
and hold Landlord harmless from and against any and all loss, liability, costs and expenses, including attorney's fees, arising out of any claim of injury or damage on or about the Leased Premises and/or Property caused by the negligence or misconduct or breach of this Lease by Tenant, its employees, subtenants, invitees or by any other person entering the Leased Premises or the Building or Property under express or implied invitation of Tenant or arising out of Tenant's use of the Leased Premises. Landlord shall not be liable to Tenant or Tenant's agents, employees, invitees or any person entering upon the Property in whole or in part because of Tenant's use of the Leased premises for any damage to persons or property due to condition, design, or defect in the Building or its mechanical systems which may exist or occur, and Tenant assumes all risks of damage to such persons or property. Landlord shall not be liable or responsible for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or other matter beyond control of Landlord, or for any injury or damage or inconvenience, which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord's willful acts or gross negligence. Tenant shall procure and maintain throughout the term of this Lease a policy of insurance, in form and substance satisfactory to Landlord, at a policy of insurance, in form and substance satisfactory to Landlord, at Tenant's sole cost and expense, naming Landlord as an additional named insured and insuring against all loss, damage, claims, demands or actions arising out of or in connection with: (i) the Leased Premises and the leasehold improvements, trade fixtures, merchandise, if any, and other personal property located thereon; (ii) the condition of the Leased Premises, and the leasehold improvements, trade fixtures, merchandise and other personal property located thereon; (iii) the risk of damage to plate glass, if any; (iv) all boilers, air conditioning equipment and other pressure vessels and systems, whether fired or unfired, located in the Leased Premises, if any; and if said objects and the damage that may be caused by them or result from them are not covered by extended coverage insurance, then such boiler insurance shall be in an amount not less than One Million Dollars ($1,000,000);
(v) Tenant's operations in and maintenance and use of the Leased Premises; and
(vi) Tenant's liability assumed under this Lease, the limits of such policy to be in the amount of not less than $5,000,000 per occurrence in respect of injury to persons (including death) and in the amount of not less than $1,000,000 per occurrence in respect of property damage or destruction, including loss of use thereof. Such policy shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. A certified copy of such policy, together with receipt evidencing payment of the premium, shall be delivered to Landlord prior to the Commencement Date of this Lease. Not less than thirty (30) days prior to the expiration date of such policy, a certified copy of a renewal thereof (bearing notations evidencing the payment of the renewal premium) shall be delivered to Landlord. Such policy shall further provide that not less than thirty (30) days prior to the expiration date of such policy, a certified copy of a renewal thereof (bearing notations evidencing the payment of the renewal premium) shall be delivered to Landlord. Such policy shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce the insurance coverage provided thereby and shall name Landlord's mortgagee, if any, as an additional named insured.

     11.  CONDEMNATION.

     11.1 Taking of the Whole.  If any substantial part of the Building,
          -------------------
improvements, or Leased Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Building or Leased Premises for the purpose of which they are then being used, this Lease shall automatically terminate effective when the physical taking shall occur in the same manner as if the date of such taking were originally fixed in this Lease for the expiration of the Term hereof.

     11.2 Partial Taking.  If part of the Building, improvements, or Leased
          --------------
Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall not terminate and the Rent payable hereunder shall not be reduced. Landlord shall undertake to restore the Building, improvements and Leased Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all circumstances.

     11.3 Condemnation Awards.  In the event of any such taking or private
          -------------------
purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings; provided that Tenant shall not be entitled to receive any award for Tenant's loss of its leasehold interest, the right to such award being hereby assigned by Tenant to Landlord.

     12.  Holding Over.  Tenant will, at the termination of this Lease by lapse
          ------------
of time otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the Leased Premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes any on of (i) renewal of this Lease for one year, and from year to year thereafter, or (ii) creation of a month to month tenancy, upon the terms and conditions set forth in this Lease, or (iii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this Lease; provided, however that the monthly rental (or daily rental under (iii)) shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to double the Rent (including all additional rent) being paid monthly to Landlord under this Lease immediately prior to such termination (prorated in the case of (iii) on the basis of a 360 day year for each day Tenant remains in possession. If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Leased Premises. The provisions of this Section 12 shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed.

     13.  Quiet Enjoyment.  So long as Tenant shall not be in default under this
          ----------------
Lease, Tenant shall be entitled to peaceful and quiet enjoyment of the Leased Premises subject to the terms of this Lease.

     14.  Events of Default.  The following events shall be deemed to be "Events
          ------------------
of Default" by Tenant under this Lease:

     (a) Tenant shall fail to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the Rent herein reserved, any other amount treated as Additional Rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for period of five (5) days from the date such payment was due; or

     (b) Tenant shall fail to comply with any other term, provision or covenant of this Lease other than; (i) by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder or (ii) those provided in
Section 8.1, and shall not cure such failure within twenty (20) days (or forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant; or

     (c) Tenant shall fail to observe or perform an of the restrictions or covenants set forth in Section 8.1; or

     (d) Tenant shall abandon or vacate any substantial portion of the Leased Premises;

     (e) Tenant shall fail to immediately vacate the Leased Premises upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

     (f) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for ten (10) days after written notice thereof to Tenant; or

     (g) Tenant or any principal, shareholder, general partner or officer of Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof, or

     (h) A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant a bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty
(30) days from the date of entry thereof.

     15.  Remedies. Upon the occurrence of any of such Events of Default
          ---------
described in Section 14 hereof or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

     (a) Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease;

     (b) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Leased Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Leased Premises in such event with or without process of law and to repossess Landlord of the Leased Premises as of Landlord's former estate and to expel or remove Tenant property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such reentry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law;

     (c) Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all unpaid and delinquent Rent, and other sums due and payable by Tenant on the date of termination, plus the sum of (i) an amount equal to the then present value of the Rent and other sums provided herein to be paid by Tenant for the residue of the state Term hereof, less any sums received by Landlord upon reletting of the Leased Premises (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subparagraph (d) relating to recovery of the Leased Premises, preparation for reletting and for reletting itself), and (ii) the cost of performing any other covenants which would have otherwise been performed Tenant;

     (d)       (i)   Upon any termination of Tenant's right to possession only
         without termination of the Lease, Landlord may, at Landlord's option, enter into the Leased Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph (b) above, without such entry and possession terminate the lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the Rent, hereunder for the full Term. In any case Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the Rent, hereunder for the residue of the stated Term hereof plus any other sums provided herein to be paid by Tenant for the remainder of the Lease Term, less any sums received by Landlord upon reletting of the Leased Premises (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses described in this Subparagraph (d)).

               (ii) Landlord may, and shall use reasonable efforts to relet the Leased Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Leased Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Leased Premises as a part of a larger area, and the right to change the character or use made of the Leased Premises)f and Land shall not be required to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Leased Premises, and redecorate the same to the extent Landlord deems desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting including, without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected form Tenant are not sufficient to pay the full amount of all Rent and other sums reserved in this Lease for the remaining Term hereof, together with the costs of repairs, alterations, additions, redecorating and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including attorney's fees and broker's commission), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this section from time to time and nothing contained in this Lease shall be deemed to require Landlord to postpone suit to the date when the Term would have expired, nor limit or preclude recovery by Landlord of any sums or damage to which, in addition to the damages particularly provided in this Paragraph 15. Landlord may lawfully be entitled by reason of any default hereunder on the part of the Tenant;

     (e) Landlord may, at Landlord's option, enter into and upon the Leased Premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in so attempting to effect Tenant's compliance with Tenant's obligations under this Lease;

     (f) Any and all property which may be removed from the Leased Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Lease Premises shall, at Landlord's option, conclusively be presumed to have conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

     In the event Tenant fails to pay any installment of Rent or other sums hereunder as and when such installment or other charge is due, Tenant shall pay to Landlord on demand a late charge in an amount equal to five (5%) of such installment or other charge overdue in any month and five percent (5%) each month thereafter until paid in full to help defray the additional cost to Landlord for processing such late payments, and such late charge shall be additional rent hereunder and the failure to pay such late charge within ten
(10) days after demand therefor shall be an additional event of default hereunder. The provisions for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the Term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Leased Premises, and no agreement to terminate this Lease or accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. Tenant shall pay all of Landlord's costs, charges and expenses, including court costs and attorneys' fees, incurred in enforcing Tenant's obligations under this Lease or incurred by Landlord in any litigation, negotiation or transactions in which Tenant causes the Landlord, without Landlord's fault, to become involved or concerned. As used herein attorneys' fees shall be and mean the normal hourly rate charged by the attorney's (and their staff) selected by Landlord multiplied by the actual number of hours spent by such attorneys on such matters.

     Without limited the foregoing, Tenant hereby: (i) appoints and designates JCF Real Estate, Inc., 8601 West Bryn Mawr Avenue, Suite No. 114, Chicago, Illinois 60631, or any party Landlord may from time to time hereinafter designate, by notice to Tenant, as Tenant's true and lawful agent for service or process only, and agrees that such service of process upon such party shall constitute personal service of such process upon Tenant (provided, however, Landlord does not hereby waive the right to serve Tenant with Process by and other lawful means); and (ii) to the extent that it may lawfully be waived, expressly waives the service of any notice under any existing or future law of the State of Illinois applicable to Landlords and Tenants.

     16.  Landlord's Lien.  In addition to any statutory lien for rent in
          ----------------
Landlord's favor, Landlord shall have and Tenant hereby grants to landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Leased Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph 16 at public or private sale upon five (5) days' notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary to desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

     17.  SUBORDINATION, NOTICE TO SUPERIOR LESSORS AND MORTGAGEES.

     17.1 Subordination of Lease.  This Lease, and all right of Tenant hereunder
          -----------------------
are and shall be subject and subordinate to all ground leases of the Building now or hereafter existing and to all mortgages, or trust deeds in the nature of a mortgage, both referred to hereafter as mortgages, which may now or hereafter affect or encumber the Building and/or any of such lease (whether or not such mortgages shall also cover other lands and/or building and/or leases). This subordination shall likewise apply to each and every advance made or hereafter to be made under such mortgages, and to spreaders and consolidations of such
mortgages.   This Paragraph 17.1 shall be self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such ground lease or the holder of any such mortgage (or their respective successors-in-interest) may reasonably request to evidence such subordination. If Tenant fails to execute, acknowledge or deliver any such instrument within ten (10) days after request therefor, Tenant hereby irrevocably constitutes and appoints landlord as Tenant's attorney-in-fact, which appointment is agreed to be coupled with an interest, to execute and deliver such instruments for and on behalf of Tenant. Any lease to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Lease" and the lessor of a Superior Lease is hereinafter referred to as "Superior Lessor" and the lessee as a "Superior Lessee"; and any mortgage to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Mortgage" and the holder of a Superior Mortgage is hereinafter referred to as a "Superior Mortgagee".

     17.2 Notice in the Event of Default.  If any act or omission of Landlord
          -------------------------------
would give Tenant the right, immediately or after the lapse of a period of time, to cancel or terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given by registered or certified mail written notice of such act or omission to Landlord and each Superior Mortgagee and Superior Lessor and Superior Lessee whose name and address shall previously have been furnished to Tenant, and (b) until a thirty
(30) day period for remedying (or if the act or omission cannot, by its nature, be cured within thirty (30) days - commencing with diligence and good faith, to remedy) such act or omission shall have elapsed following the giving of such notice.

     17.3 Successor Landlord.   If any Superior Lessor, Superior Lessee or
          --------------------
Superior Mortgagee shall succeed to the rights of Landlord hereunder, whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, then at the request of such party (hereinafter referred to as "Successor Landlord"), Tenant shall attorn to and recognize each Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument such Successor Landlord may reasonably request to further evidence such attornment.

     18.  Landlord's Liability.  In no event shall Landlord's liability for any
          ---------------------
breach of this Lease exceed the amount of rental then remaining unpaid for the then current term (exclusive of any renewal periods which have not then actually commenced). This provision is not intended to be a measure or agreed amount of Landlord's liability with respect to any particular breach, and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder, except only as a maximum amount not be exceeded in any event.

     19.  Mechanic's and Other Liens.  Tenant shall have no authority, express
          ---------------------------
or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Leased Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this Lease. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed on the Leased Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Leased Premises, the Property or the improvements thereon and that it will and does hereby save and hold Landlord harmless from any and all loss, liability, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Leased Premises, the Property or the Building under the terms of this Lease. Tenant will not permit any mechanic's lien or liens or any other liens which may be imposed by law affecting Landlord's or its mortgagees' interest in the Leased Premises, the Property or the Building to be placed upon the Leased Premises, the Property or the Building arising out of any acting or claimed action by Tenant, and in case of the filing of any such lien, Tenant will promptly pay same. If any such lien shall remain in force and effect for twenty (20) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege of paying and discharging the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including attorneys fees, court costs and other expenses and interest, shall be so much additional rent hereunder due from Tenant to Landlord and shall be paid to Landlord immediately on rendition of bill therefor. Notwithstanding the foregoing, Tenant shall have the right to contest any such lien in good faith and with all due diligence so long as any such contest, or action taken in connection therewith, protects the interest of Landlord and Landlord's mortgagee(s) in the Leased Premises, the Property and the improvements thereon, and Landlord and any such mortgagee(s) are, by the expiration of said twenty
(20) day period, furnished such
protection, and indemnification against any loss, liability, cost or expense related to any such lien and the contest thereof as are satisfactory to Landlord and any such mortgagee(s).

     20.  Notices.  Each provision of this Lease or any of any applicable
          --------
governmental laws, ordinance, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment shall be deemed to be complied with when and if the following steps are taken:

     (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to the Landlord's agent as described in Section 1.1 of this Lease or such other entity at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

     (b) Any notice or other document required or permitted to be delivered hereunder shall be deemed to be delivered when personally delivered to, whether actually received or not, when deposited in the continental United States Mail, postage prepaid, certified or registered mail, addressed to the parties hereto at the respective addresses set out in Section 1.1 or at such other address as they have theretofore specified by written notice delivered in accordance herewith. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

     21.  Miscellaneous.
          --------------

     21.1 Gender and Number.  Words of any gender used in this Lease shall be
          ------------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     21.2 Binding Effect.  The terms provisions and covenants and conditions
          ---------------
contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this Lease and Landlord's grantee or Landlord's successor shall upon assignment, become Landlord hereunder, thereby freeing and relieving the grantor or assignor of all covenants and obligations of Landlord hereunder. Tenant agrees to furnish promptly upon demand, a corporate resolution, proof of due authorization by partners, or other documentation which Landlord may request evidencing the due authorization of Tenant to enter into this Lease. Nothing herein contained shall give any other tenant in the Building of which the Leased Premises are a part any enforceable right either against Landlord or Tenant as a result of the covenants and obligations of either party set forth herein.

     21.3 Captions.  The captions inserted in this Lease are for convenience
          ---------
only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provisions hereof.

     21.4 Estoppel Letter.  Tenant shall at any time and from time to time
          ----------------
within ten (10) days after written request from Landlord execute and deliver to the Landlord any prospective landlord or mortgagee or prospective purchaser of the Building a sworn and acknowledged estoppel certificate, in form reasonably satisfactory to Landlord and/or Landlord's mortgagee or prospective mortgagee certifying and stating as follows: (i) this Lease has not been modified or amended (or if modified or amended, setting forth such modifications or amendments); (ii) this Lease as so modified or amended is in full force and effect (or if not in full force and effect, the reasons therefore);(iii) the Tenant has no offsets or defenses to its performance of the terms and provisions of this Lease, including the payment of Rent (or if there are any such defenses or offsets, specifying the same); (iv) the amount of Base Rent, Rent Adjustment Deposits and other charges under this Lease; (v) Tenant is in possession of the Leased Premises, if such be the case; (vi) if an assignment of rents or leases has been served upon Tenant by a mortgagee or prospective mortgagee, Tenant has received such assignment and agrees to bound by the provisions thereof; and
(vii) any other accurate statements reasonably required by Landlord or its mortgagee or prospective mortgagee. It is intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser or mortgagee and their respective successors and assigns and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any misstatement contained in such estoppel certificate. Tenant hereby irrevocably appoints Landlord or if Landlord is a trust, Landlord's beneficiary, as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of Tenant such estoppel certificate if Tenant fails to deliver the same within such ten (10) day period and such certificate as signed by Landlord or Landlord's beneficiary, as the case may be, shall be fully binding on Tenant, if Tenant fails to deliver a contrary certificate within five (5) days after receipt by Tenant of a copy of the certificate executed by Landlord or Landlord's beneficiary, as the case may be, on behalf of Tenant. In addition to any other remedy Landlord may have hereunder, Landlord may, as its option; if Tenant does not deliver to Landlord an estoppel certificate as set forth above within fifteen (15) days after Tenant is request so to do, cancel this Lease effective the last day of the then current month, without incurring any liability on account thereof, and the Term hereby granted is expressly limited accordingly.

     21.5 Entire Agreement.  All of the contemporaneous and prior agreements of
          -----------------
Landlord and Tenant with respect to the Leased Premises, the Building and the Property are contained in this Lease; and no modifications, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon Landlord unless in writing signed by Landlord.

     21.6 Post Term Obligations.  All obligations of Tenant hereunder not fully
          ----------------------
performed as of the expiration or earlier termination of the Term of this Lease shall survive the expiration or earlier termination of the Term hereof, including without limitation, all payment obligations with respect to taxes, insurance, and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the Term hereof, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary: (i) to repair and restore the Lease Premises as provided herein; and (ii) to discharge Tenant's obligation for unpaid Real Estate Taxes, insurance, electricity, or other amounts due Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any security deposit held by Landlord may, at Landlord's option, be credited against the amount payable by Tenant under this Section 21.6.

     21.7  Severability.  If any clause, phrase, provisions or portion of this
           ------------
Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease nor any other clause, phrase, provision or portion hereof, to other persons or circumstances.

     21.8  Not and Offer.  Submission of this Lease shall not be deemed to be a
           -------------
reservation of the Leased Premises. Landlord shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the Leased Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary, Landlord may withhold delivery of possession of the Leased Premises from Tenant until such time as Tenant has paid to Landlord the Security Deposit required by Section 4 hereof, the first month's rent as set forth in Section 3.1 hereof, and any other sums owed pursuant to the terms hereof that are due upon the Commencement Date.

     21.9  Force Majeure.  Whenever a period of time is herein prescribed for
           -------------
action to be taken by Landlord, the Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to causes of any kind whatsoever which are beyond the control of Landlord.

     21.10 Proportionate Share.  "Tenant's Proportionate Share" as used in this
           -------------------
Lease and as agreed to in Section 1.1 of this Lease is equivalent to a fraction, the numerator of which is the gross rentable area of the Leased Premises and the denominator of which is the gross rentable are contained in the Building, in each case as reasonably determined by Landlord.

     21.11 Obligation Joint.  If there be more than one Tenant, the obligations
           ----------------
hereunder imposed upon Tenant shall be joint and several. Any indemnification of, insurance of, or option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be.

     21.12 Brokers.  Tenant covenants, warrants and represents that only
           -------
Scribcor Real Estate Services, a duly licensed real estate broker in the State of Illinois represented Tenant in the negotiation of this Lease ("Tenant's Broker"). Landlord covenants, warrants and represents that only JCF Real Estate, Inc., a duly licensed real estate broker in the State of Illinois, represented Landlord in the negotiation of this Lease ("Landlord's Broker"). Pursuant to a separate agreement with JCF Real Estate, Inc. Landlord agrees to pay the brokerage commissions to be charged by Tenant's Broker and Landlord's Broker. Further, neither Landlord nor Tenant have had any conversations or negotiations with any broker except Landlord's Broker and Tenant's Broker concerning the leasing of the Premises. Both parties hereby indemnify the other against and from any claims for any brokerage commissions (except those payable by Landlord to Landlord's Broker and Tenant's Broker) and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing.

     21.13 Tenant's Warranty.  Tenant warrants and represents to and covenants
           -----------------
with Landlord that: (i) all financial statements and information relating to Tenant which have been or may hereafter be delivered by Tenant to Landlord are true and correct and have been prepared in accordance with generally accepted accounting principles consistently employed, and Tenant will give prompt notice of any material adverse change in the financial condition of Tenant since the submission of any such financial information to Landlord or of the occurrence of any event of default under this Lease; (ii) that Tenant is authorized and if required, duly licensed to conduct the business and activities that it proposes to conduct in the Leased Premises; (iii) Tenant has no knowledge of any actions or proceeding which are pending or threatened against Tenant which might result in any material adverse change in Tenants financial condition or which might in any way materially affect any of the assets of Tenant' (iv) Tenant has duly filed all federal, state and other governmental tax returns which it is required by law to file, and that all taxes and other sums which may be due to the United States, any state or other governmental authority have been fully paid and that Tenant now has and shall at all time hereafter maintain reserves adequate in amount to fully pay all such tax liabilities which may thereafter accrue during the succeeding 12 month period; and (v) Tenant is now and shall be at times hereafter able to pay its debts as they mature.

     21.14 Relocation of Tenant.  Landlord shall have the right upon 90 days'
           --------------------
prior written notice, to relocate Tenant to another location in the Building In the event of such a relocation, the cost of relocating Tenant and the cost of altering the new space to make it comparable to the Leased Premises shall be borne by Landlord. Landlord's right to relocate Tenant shall be subject to the condition that the new premises designated by Landlord shall be substantially as desirable as the Leased Premises with respect to layout and location in the Building and shall not be smaller in area than the Leased Premises. If Landlord shall exercise its right hereunder, the substituted space shall thereafter be deemed for the purposes of this Lease as the Leased premises. In the event that Tenant desires to be relocated to a larger space, all Base Rent, Rent Adjustment Deposits and other charges under this Lease shall be increased proportionately to the increase in the size of the Leased Premises.

     21.15 Controlling Attachments.  Clauses, plats and riders, if any, signed
           -----------------------
by Landlord and Tenant and endorsed on or affixed to this Lease are part hereof and in the event of variation or discrepancy the duplicate original hereof, including such clauses, plats and riders, if any, held by Landlord shall control.

     21.16 Termination Right.  The Landlord shall have the right to terminate
           -----------------
this Lease on the thirtieth day of April in any year if the Landlord proposes or is required, for any reason, to materially remodel, remove or demolish the Building or any substantial portion of it. Such termination shall become effective and conclusive by notice of the Landlord to the Tenant not less than ninety (90) days prior to the thirtieth (30/th/) day of April fixed in the notice. No money or other consideration shall be payable by the Landlord to the Tenant for this right and the right hereby reserved to the

Landlord shall inure to all purchasers, assignees, lessees, transferee and groundlessees, as the case may be and is in addition to all other rights of the Landlord.

     22.   Certain Rights Reserved to the Landlord.  The Landlord reserves and
           ---------------------------------------
may exercise the following rights without affecting Tenant's obligations hereunder:

     (a)   to change the name or street address of the Building;

     (b) to install and maintain a sign or signs on the exterior of the Building;

     (c) to have access for the Landlord and the other tenants of the Building to any mail chutes located on the Lease Premises according to the rules of the United States Post Office;

     (d) to designate all sources furnishing sign painting and lettering, within reason;

     (e)   to retain at all times pass keys to the Leased Premises;

     (f) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building except for the business conducted by Tenant.

     23.   Parking.  Landlord has advised Tenant that a limited number of
           -------
parking spaces are available near the Building. Landlord agrees that, throughout the Lease Term, Landlord shall provide Tenant with the use of three (3) parking space. Tenant understands and agrees that Landlord shall not be obligated to assign a particular designated parking space to Tenant; rather, Tenant shall simply be entitled to use three (3) of the parking spaces available near the Building. Landlord may, at its sole option and discretion, assign designated parking spaces to Tenant. Landlord shall not charge Tenant for the use of the three (3) parking spaces. If, at any time during the term of this Lease (a) additional parking spaces become available, Landlord shall use its reasonable efforts to notify Tenant of that fact and allow Tenant the opportunity to Lease such spaces at the rental rate that Landlord is charged, from time to time, for such spaces; and (b) Tenant desires additional parking spaces, Tenant shall advise Landlord and Landlord shall reasonable attempt to provide Tenant with such spaces, subject to availability and at the rental rate that Landlord is charged, from time to time, for such spaces.

     24.   Exculpatory Provisions.  It is expressly understood and agreed by and
           ----------------------
between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements of Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by Landlord or for the purpose of with the intention of binding Landlord personally, but are made and intended for the purpose only of subjecting Landlord's interest in said Building, the land on which it is situated and the Leased Premises to the terms of this Lease and for no other purposes whatsoever, and in case of default hereunder by Landlord, the Tenant shall look solely to the interest of Landlord in said Building and said land.

          IN WITNESS WHEREOF, the parties have caused this Lease to be executed as of the date first above written.


LANDLORD:



MORTGAGE ONE CORPORATION


BY:______________________________
   Its______________________________



TENANT:



ION LASER TECHNOLOGY, INC.


BY: /s/ Richard V. Trefz
   -----------------------------------------------
   Its  President



     ATTEST:


BY________________________________
    Its_______________________________

                                   EXHIBIT A


Lots 4 and 5 in Langworthy's Subdivision of Block 64 in Evanston of the East
1/2 of the South West 1/4 of Section 18, Township 41 North, Range 14, East of the Third Principal Meridian, and all right, title and interest in and to that Party Wall on the West line of the property in question arising by virtue of the Party Wall Agreement dated February 12, 1891 and recorded February 17, 1891, as Document No. 1420530 or as otherwise provided by law, all in Cook County, Illinois.